AIG FOCUSED DIVIDEND STRATEGY II FUND

Portfolio of Investments — July 31, 2019 — (unaudited)

Security Description	Shares	Value (Note 1)
COMMON STOCKS — 104.0%
Advertising Agencies — 7.1%
Interpublic Group of Cos., Inc.	1,862	$42,677
Omnicom Group, Inc.	540	43,319
		85,996
Apparel Manufacturers — 3.5%
Tapestry, Inc.	1,376	42,560
Beverages-Non-alcoholic — 3.9%
Coca-Cola Co.	895	47,104
Chemicals-Diversified — 6.7%
Dow, Inc.	811	39,285
LyondellBasell Industries NV, Class A	509	42,598
		81,883
Commercial Services — 3.4%
Nielsen Holdings PLC	1,769	40,970
Commercial Services-Finance — 3.7%
H&R Block, Inc.	1,608	44,526
Computer Services — 3.8%
International Business Machines Corp.	309	45,806
Computers — 3.7%
HP, Inc.	2,159	45,425
Diversified Manufacturing Operations — 3.4%
3M Co.	236	41,234
Food-Misc./Diversified — 3.5%
Kraft Heinz Co.	1,323	42,349
Machinery-Construction & Mining — 3.4%
Caterpillar, Inc.	317	41,739
Medical-Biomedical/Gene — 3.7%
Amgen, Inc.	244	45,525
Medical-Drugs — 9.6%
AbbVie, Inc.	547	36,441
Bristol-Myers Squibb Co.	902	40,058
Pfizer, Inc.	1,042	40,471
		116,970
Medical-Wholesale Drug Distribution — 3.3%
Cardinal Health, Inc.	877	40,105
Multimedia — 3.8%
Viacom, Inc., Class B	1,511	45,859
Oil Companies-Integrated — 7.1%
Chevron Corp.	366	45,058
Exxon Mobil Corp.	562	41,791
		86,849
Resort/Theme Parks — 3.4%
Six Flags Entertainment Corp.	788	41,630
Retail-Apparel/Shoe — 6.3%
Gap, Inc.	1,691	32,975
L Brands, Inc.	1,692	43,907
		76,882
Retail-Drug Store — 3.6%
Walgreens Boots Alliance, Inc.	804	43,810
Retail-Regional Department Stores — 3.5%
Macy’s, Inc.	1,869	42,482
Steel-Producers — 3.5%
Steel Dynamics, Inc.	1,331	41,940
Telephone-Integrated — 3.5%
Verizon Communications, Inc.	762	42,116
Tobacco — 6.6%
Altria Group, Inc.	810	38,127
Philip Morris International, Inc.	509	42,557
		80,684
TOTAL INVESTMENTS (cost $1,305,800)	104.0%	1,264,444
Liabilities in excess of other assets	(4.0)	(49,074)
NET ASSETS	100.0%	$1,215,370

1

The following is a summary of the inputs used to value the Fund's net assets as of July 31, 2019 (see Note 1):

	Level 1 - Unadjusted Quoted Prices	Level 2- Other Observable Inputs	Level 3-Signifcant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks	$1,264,444	$—	$—	$1,264,444

* For a detailed presentation of investments, please refer to the Portfolio of Investments.

See Notes to Portfolio of Investments

2

NOTES TO PORTFOLIO OF INVESTMENTS — July 31, 2019 — (unaudited)

Note 1. Security Valuation

In accordance with the authoritative guidance on fair value measurements and disclosures under accounting principles generally accepted in the United States of America (“GAAP”), the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. In accordance with GAAP, fair value is defined as the price that the Fund would receive upon selling an asset or pay upon transferring a liability in a timely transaction to an independent third party in the principal or most advantageous market. GAAP establishes a three-tier hierarchy to provide more transparency around the inputs used to measure fair value and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tiers are as follows:

Level 1 — Unadjusted quoted prices in active markets for identical securities

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board of Directors (“the Board”), etc.)

Level 3 — Significant unobservable inputs (includes inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is recently issued and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The summary of the Fund’s assets and liabilities classified in the fair value hierarchy as of July 31, 2019, is reported on a schedule at the end of the Portfolio of Investments.

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which the securities are principally traded and are generally categorized as Level 1. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the New York Stock Exchange (“NYSE”), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, the Fund uses the exchange that is the primary market for the security. Such securities are generally categorized as Level 1. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Fund’s shares, and the Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on the review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but a Fund is open. For foreign equity securities and foreign equity futures contracts, the Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices, and when so adjusted, such securities and futures are generally categorized as Level 2.

Bonds, debentures, and other debt securities, are valued at evaluated bid prices obtained for the day of valuation from a Board-approved pricing service, and are generally categorized as Level 2. The pricing service may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spread models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a price is unavailable from a Board-approved pricing service, the securities may be priced at the mean of two independent quotes obtained from brokers.

Investments in registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Registered investment companies are generally categorized as Level 1.

Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) which is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or over-the-counter (“OTC”) market, and are generally categorized as Level 1 or Level 2.

The Board is responsible for the share valuation process and has adopted policies and procedures (the “PRC Procedures”) for valuing the securities and other assets held by the Fund, including procedures for the fair valuation of securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee, which is responsible for, among other things, making certain determinations in connection with the Fund’s fair valuation procedures. Securities for which market quotations are not readily available or the values of which may be significantly impacted by the occurrence of developments or significant events are generally categorized as Level 3. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

ADDITIONAL INFORMATION

Additional information is available in the SunAmerica Series Inc.’s Annual and Semiannual reports which may be obtained without charge from the EDGAR database on the Securities and Exchange Commission’s website at http://www.sec.gov.